CONVERTIBLE COGNOVIT PROMISSORY NOTE

Amount of Obligation: Seven Hundred Fifty Thousand Dollars ($750,000.00) (plus any additional amounts or obligations described or incorporated herein)	Interest Rate: See below.
Holder: EQ PARTNERS, LLC, an Ohio limited liability company	Default Interest Rate: 25%
Borrower: SAVEDAILY, INC., a Nevada corporation and SAVEDAILY.COM, INC., a California corporation	Due Date: August 21, 2012 (subject to adjustment as set forth below)

November 21, 2011

1.       OBLIGATION. FOR VALUE RECEIVED, the adequacy of which is acknowledged, the undersigned Borrower will pay to Holder the Amount of Obligation (as defined in Section 2 below), on or before the Due Date (as defined in Section 4 below).
2.       ADJUSTMENTS TO AMOUNT OF OBLIGATION. The “Amount of Obligation” shall equal the Seven Hundred Fifty Thousand Dollars ($750,000.00) (the “Financing Amount”) plus any additional amounts or obligations owed pursuant to the terms of that certain Financing and Security Agreement between Holder and Borrower entered into as of even date herewith (“Financing Agreement”) any Financing Documents (as defined in the Financing Agreement) and this Convertible Cognovit Promissory Note (this “Note”), including all Obligations (as defined in the Financing Agreement) and unpaid fees, charges or costs.
3.       INTEREST RATE OR FINANCING FEE. Borrowers shall owe to Holder: (a) a financing fee of Sixty Thousand Dollars ($60,000), (b) if Holder and Borrowers do not complete the Additional Financing, Borrowers shall owe Holder an additional financing fee equal to Thirty Thousand Dollars ($30,000) in the event that the Amount of Obligation is not paid on or before the date that is six (6) months from the date of this Note, (b) a closing fee equal to one and one half percent (1.5%) of all gross cash sums or cash equivalents funded to Borrower under the Financing Documents at the time such sums or amounts are funded or charged and (c) any additional amounts owed or charged under the Financing Documents.
4.       DUE DATE. The “Due Date” shall equal the earlier to occur of (i) August 16, 2012, (ii) if the Additional Financing (as defined in the Financing Agreement) is completed, the dates or times set forth in the Additional Financing Documents (as defined in the Financing Agreement) or amendments hereof in connection therewith, or (ii) the earliest date of any event of default hereunder or any Default under the Financing Agreement.  Borrower shall pay Holder the Amount of Obligation on or prior to the Due Date, subject to Section 8 below.
5.       TERM.  The term of this Note shall extend until Holder is paid the Amount of Obligation.
6.       PREPAYMENT. Borrower may prepay all or any portion of this Note after providing thirty (30) days prior written notice (a “Prepayment Notice”), subject to Section 8 below.
7.       SECURITY. Payment of the Amount of Obligation shall be secured by those liens, security interests and protections for Holder set forth in the Financing Agreement.
8.       CONVERSION.
8.1.         Optional Conversion. To the extent not previously paid pursuant to the provisions of Section 6 hereof, at the Holder’s option, this Note shall convert into shares of SAVEDAILY, INC., a Nevada corporation (“Company”) Common Stock, par value, $0.001 per share (the “Common Stock”) pursuant to a stock purchase agreement reasonably satisfactory to Holder; provided, that, in the event the Holder elects to convert this Note as aforesaid, it shall deliver to the Borrower and the Company written notice of such election (a “Conversion Notice”).  The conversion of this Note into shares of Common Stock shall take place on the third Business Day following the Company’s and the Borrower’s receipt of the Holder’s Conversion Notice or on such other date and at such other time as may be mutually agreed to by the Company and the Holder (such date hereinafter referred to as the “Optional Conversion Date”).  The number of shares of Common Stock into which this Note shall be convertible shall be determined by dividing (i) the outstanding balance under this Note and all accrued and unpaid interest thereon (the “Note Value”), by (ii) $0.37, which $0.37 conversion price shall be appropriately adjusted in the case of stock dividends, stock splits, stock combinations and other events as set forth in the Financing Agreement.  Holder shall have a period of thirty (30) days after (a) delivery of any Prepayment Notice and (b) the Due Date to deliver a Conversion Notice and convert this Note pursuant to this Section.
8.2.         Issuance of Conversion Shares.  Upon conversion of this Note pursuant to Section 8.1, the Holder or its applicable designee(s) shall be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion (the “Conversion Shares”), notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Conversion Shares shall not then have been actually delivered to the Holder or its designee(s).  As soon as practicable after the Optional Conversion Date, the Company shall issue and deliver to the Holder or its designee(s) a certificate or certificates for the Conversion Shares registered in the name of the Holder or its designee(s).
8.3.         Delivery of Certificates.  The issuance of any Conversion Shares, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder or its designee(s) for any tax or other charge in respect of such issuance; provided, however, that the Holder or its designees shall be solely responsible for the payment of any income or similar taxes owed by Holder in connection with the Conversion Shares or the issuance thereof.
8.4.         No Rights of Stockholder.  The Holder shall not have, solely on account of such status as a holder of this Note, any rights of a stockholder of the Company, either at law or in equity, or any right to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Note or the Financing Documents.
8.5.         Reservation of Shares.  The Company shall at all times reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of providing for the conversion provided for under this Section 8, such number of shares of Common Stock as shall, from time to time, be sufficient for issuance upon conversion of this Note in full.  The Company covenants that upon the issuance thereof, all Conversion Shares shall be validly issued, fully paid, nonassessable, and free of preemptive rights.
8.6.         Incorporation of Financing Agreement Provisions.  Those provisions relating to the conversion pursuant to this Section 8 and the Conversion Shares set forth in the Financing Agreement are incorporated herein by this reference, including but not limited to Section 15 thereof.

9.       DEFAULT AND ACCELERATION.  In the event of any material default or breach under, or upon failure to perform any of the conditions contained in, this Note or the Financing Documents by Borrower, (i) the “Default Interest Rate” noted above in the amount of twenty five percent (25%) per annum, calculated on the basis of a three hundred sixty (360) day year, shall accrue against any unpaid Amount of Obligation, (ii) the Amount of Obligation including all accrued fees, penalties and interest shall become immediately due and payable, (iii) Holder shall have the right to pursue any and all available remedies for the collection of the Amount of Obligation and interest due and payable, including the exercise of any liens or security interests, and (iv) Borrower will be responsible for all costs incurred by Holder in the collection of the Amount of Obligation, including costs and expenses related to the exercise of Holder’s security interests and execution on the Collateral (as defined in the Financing Agreement), attorney fees, costs and charges, and any Holder’s fees, costs and charges, and court costs. Except in the case of a default arising from the failure to pay any Obligations when due (such failure being, a “Payment Default” and any other material default or breach being, a “Non-Payment Default”), Borrower shall have a reasonable opportunity to cure any such Non-Payment Default for a period of thirty (30) days following receipt of a notice of the relevant Non-Payment Default from Holder, or such longer period as may be agreed to by Lender, prior to Holder having the right to exercise any remedies hereunder; provided, that Borrower shall promptly advise the Holder of the actions the Borrower proposes to take to cure such Non-Payment Default.  Subject to Section 16, Borrower shall not be entitled to any cure period for any Payment Default.
10.     ACKNOWLEGDEMENTS. HOLDER AND BORROWER ACKNOWLEDGE THAT THIS IS NOT A CONSUMER TRANSACTION.
11.     PRESENTMENT. BORROWER AND ALL PERSONS NOW OR HEREAFTER LIABLE FOR THE PAYMENT OF THE AMOUNT OF OBLIGATION OR FEES AND INTEREST DUE ON THIS NOTE, OR ANY PART HEREOF, (I) EXPRESSLY WAIVE PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST, AND (II) AGREE THAT THE TIME FOR THE PAYMENT OR PAYMENTS OF ANY PART OF THIS NOTE MAY BE EXTENDED WITHOUT RELEASING OR OTHERWISE AFFECTING THEIR LIABILITY ON THIS NOTE, OR ANY LIEN, SECURITY INTEREST OR MORTGAGE SECURING THIS NOTE.
12.     JUDGMENT.  SUBJECT TO THE PROVISIONS OF SECTION 9, IF THE AMOUNT OF OBLIGATION EVIDENCED HEREBY, OR ANY PART THEREOF, BECOMES DUE AND IS UNPAID, THE UNDERSIGNED, AND EACH OF THEM, HEREBY (I) AUTHORIZES ANY ATTORNEY AT LAW TO APPEAR IN ANY COURT OF RECORD IN ANY COUNTY IN THE STATE OF OHIO, OR ELSEWHERE, WHERE ANY OF THE UNDERSIGNED RESIDES, SIGNED THIS NOTE, IS DEEMED TO HAVE LEGALLY SIGNED THIS NOTE, OR CAN BE FOUND, (II) WAIVES, AND AUTHORIZES ANY ATTORNEY AT LAW TO WAIVE, THE ISSUANCE AND SERVICE OF PROCESS, (III) CONFESSES, AND AUTHORIZES ANY ATTORNEY AT LAW TO CONFESS, JUDGMENT AGAINST ANY OR ALL OF THE UNDERSIGNED IN FAVOR OF THE HOLDER OR OTHER HOLDER OF THIS NOTE FOR THE AMOUNT THEN APPEARING DUE, TOGETHER WITH THE COSTS OF SUIT, AND (IV) WAIVES AND RELEASES, AND AUTHORIZES ANY ATTORNEY AT LAW TO WAIVE AND RELEASE, ANY ERRORS OR RIGHT OF APPEAL OR STAY OF EXECUTION. NO JUDGMENT OR JUDGMENTS AGAINST LESS THAN ALL OF THE UNDERSIGNED SHALL BE A BAR TO ANY SUBSEQUENT JUDGMENT AGAINST THOSE OF THE UNDERSIGNED AGAINST WHOM JUDGMENT HAS NOT BEEN TAKEN.
13.     OHIO LAW APPLIES. This Note shall be construed in accordance with, and governed in all respects by, the laws of the State of Ohio, without regard to its conflicts of laws rules. Jurisdiction and venue shall rest exclusively with the courts located in Franklin County, Ohio with regard to any dispute concerning or related to this Note or other consideration received in connection with this Note.
14.     ENFORCEMENT. If Holder consists of more than one entity or person, than any Holder may enforce this Note without the consent or joinder in any action of the other entities or persons that compose Holder, and each Holder hereby expressly consents to the foregoing.
15.     MISCELLANEOUS. This Note and the Financing Documents constitute the entire agreement between the parties hereto with respect to the subject matter contained herein and therein and supersede all prior and contemporaneous agreements, representations and understandings of the parties, express or implied, oral or written.  This Note may not be amended or modified in any way except in a writing signed by the parties hereto. If Borrower consists of more than one person or entity, (i) the liability and responsibilities of each such person and entity that composes Borrower shall be joint and several with respect to this Note and those agreements and documents related to this Note, and (ii) all references to Borrower shall be deemed to include the phrases “all of Borrowers” and “each of Borrowers”. Borrower may not assign its obligations under this Note without the prior written consent of Holder.  Holder may freely pledge, assign or transfer its rights under this Note. All provisions herein shall be construed in all cases as a whole according to their fair meaning, neither strictly for nor against either Borrower or Holder and without regard for the identity of the party preparing the same.  Borrower agrees to cooperate in good faith with Holder in all aspects of accomplishing the intent of this Note and the Financing Documents, including but not limited to signing additional documents and taking other actions as may be reasonably necessary or proper for such purpose.  No agency, partnership, joint venture or other relationship is intended hereby, and neither party shall be deemed the agent, servant, employee, partner or joint venturer of the other party.  Borrower and Holder shall not, in any way or for any reason be deemed to have become a partner of the other in the conduct of its business or otherwise, or a joint venturer.  Any capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Financing Agreement.
16.     RIGHT OF BORROWER TO CURE DEFAULT. IN THE EVENT THAT BORROWER IS IN DEFAULT HEREUNDER, BORROWER MAY CURE THE DEFAULT IF, WITHIN THIRTY (30) DAYS OF SAID DEFAULT, BORROWER PAYS TO HOLDER ONE HUNDRED TEN PERCENT (110%) OF THE CURRENT AMOUNT OF OBLIGATION TOGETHER WITH ALL OTHER COSTS, TIME CHARGES, FEES OR EXPENSES, IF ANY, DUE UNDER THIS NOTE AND THE FINANCING DOCUMENTS.

EXECUTED AND EFFECTIVE IN FRANKLIN COUNTY, OHIO:

SAVEDAILY, INC.	SAVEDAILY.COM, INC.

By:	By:
Jeffrey Mahony, Chief Executive Officer	Jeffrey Mahony, Chief Executive Officer

WARNING:  BY SIGNING THIS NOTE YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITH OR WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FORM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST OBLIGEE OR FAILURE ON ITS PART TO COMPLY WITH ANY RELATED AGREEMENT(S) OR FOR ANY OTHER CAUSE.